SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): June 4, 1998
                                                           ------------


                                    333-26943
                            ------------------------
                            (Commission File Number)



                         ANCHOR ADVANCED PRODUCTS, INC.
        ----------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                                      04-3084238
----------------------------               ------------------------------------
(State or Other Jurisdiction               (I.R.S. Employer Identification No.)
     of Incorporation)



                              ANCHOR HOLDINGS, INC.
        ----------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                                       62-1427775
-----------------------------              ------------------------------------
(State or Other Jurisdiction)              (I.R.S. Employer Identification No.)
     of Incorporation)



  1111 Northshore Drive, Suite 600, Knoxville, TN           37919-4048
-------------------------------------------------------------------------
     (Address of Principal Executive Offices)               (Zip Code)



                                 (423) 450-5300
              -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Signing of Stock Purchase Agreement and Purchase and
Sale Agreement.

         On June 4, 1998, Anchor Advanced Products, Inc., a Delaware corporation (the "Company"), entered into a Stock Purchase Agreement (the "Purchase Agreement") with the selling stockholders of Gemini Plastic Services, Inc. Pursuant to the terms and conditions of the Purchase Agreement, at the Closing (as such term is defined in the Purchase Agreement) the Purchaser will acquire all of the issued and outstanding shares of capital stock of Gemini Plastic Services, Inc.

         On June 4, 1998, the Company entered into a Purchase and Sale Agreement (the "Purchase and Sale Agreement") with Robert S. Hayberg and Linda Hayberg. Pursuant to the terms and conditions of the Purchase and Sale Agreement, at the Closing (as such term is defined in the Purchase and Sale Agreement) the Company will acquire the land, the buildings and improvements, and Personal Property (as such term is defined in the Purchase and Sale Agreement) of the Haybergs' located at Hayberg Industrial Park, Davie, Florida.


Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits


         Exhibit No.                              Exhibit
         -----------                              -------
             2.1 Stock Purchase Agreement dated as of June 4, 1998 by and among Anchor Advanced Products, Inc., and the Selling Stockholders of Gemini Plastic Services, Inc.

             2.2                      Purchase and Sale Agreement dated
                                      as of June 4, 1998 by and among
                                      Anchor Advanced Products, Inc., and
                                      the Robert S. Hayberg and Linda Hayberg.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ANCHOR ADVANCED PRODUCTS, INC.



Date: June 11, 1998                  By: /s/ Phyllis Best
                                         -------------------------------------
                                         Phyllis Best
                                         Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ANCHOR HOLDINGS, INC.



Date: June 11, 1998                  By: /s/ Phyllis Best
                                         -------------------------------------
                                         Phyllis Best
                                         Chief Financial Officer